Exhibit 99.3
I. Employee Broadcast Script
Audience: Store Directors & Store Support Center associates: Albertsons (and Super Saver) Rocky Mountain, Southwest, Northern California, and Florida regions; and Dallas Fort/Worth division
Division President on Camera:
Hello, and thank you for joining me today. As you have all heard by now, Albertsons announced this morning that the company has entered into a definitive agreement to sell our [division/region], along with the Albertsons Rocky Mountain, Southwest, Northern California and Florida regions; and the Dallas/Fort Worth division [Omit your division] to an investment consortium led by Cerberus Capital Management, which also includes Kimco Realty, Schottenstein Realty, Klaff Realty, and Lubert-Adler Partners.
I understand that this is a lot of information to absorb, and while we deal with change almost daily in the retail environment, I recognize that it can also be very unsettling. Our team works hard every day to deliver exceptional service to our customers. You are committed to our vision, to our mission, and to our core values ... and because of that I am proud to be your leader! In each of our markets today, we face different challenges as we strive to reach our vision. We must continue to look at our customers’ needs and make the changes needed to survive in this fiercely competitive retail environment.
Now, let me tell you what I know about the company that has submitted a bit to purchase our region’s/division’s operations.
Headquartered in New York City, Cerberus Capital Management, L.P. and its affiliated entities manage funds and accounts with capital in excess of $16 billion.
While we do not know yet what this consortium’s plans are for our [division/region], we do know that this firm traditionally looks for undervalued assets that it can acquire and help grow.

Given all of our hard work and commitment to serving our customers in this region... I believe that this announcement marks the beginning of a very exciting new chapter in our company’s history.
Our [division/region], like the other regions that will be acquired by the Cerberus-led consortium, is in a unique position, in that we operate in some of the nation’s most competitive markets.
By becoming part of a private company that is skilled in strengthening undervalued assets... we expect to get the resources we need to improve and grow to better meet the needs of our customers. The outcome we expect is that, we will be better positioned to compete in these very difficult market conditions.
While the agreement was announced this morning—it is important to understand that it is still subject to shareholder approval and it must also receive the customary regulatory approvals. We expect the deal to close in mid-2006.
What that means is that we need to focus on running our business and our number one priority — which is taking care of our customers. In addition, we need to focus on achieving our fourth quarter targets, and making sure that we continue to deliver results.
Today, our [region’s/division’s] officers and directors will participate in a phone call with Larry Johnston and Howard Cohen, the gentleman who will lead the new business. I expect Mr. Cohen will have more to share about his plans for the future of our [division/region], and we will share details as we receive them.
Considering the size and scope of this transaction, the transition time will last a period of many months. During this process, we will keep you informed of decisions made as quickly as possible. We have established several channels of communications to answer any questions you may have, and will provide additional information when it becomes available. Cluster meetings will also be held in the near future to discuss the company changes, answer questions, and talk about any additional details, announcements, or developments.
The transformation we are going through is one that is critical to positioning ourselves to compete in a retail environment that just gets tougher every year. As you have already proven time and again, you are a committed and flexible team that is able to embrace and adapt to change while continuing to drive the business forward. Please remain focused on serving our customers, and we will do our best to keep you informed over the coming weeks and months.
I thank you again for your attention today. Your involvement and support are critical ...now and going forward. As we continue to make changes in the months ahead, I urge you to make everything you can of this opportunity.
Thank you.
II. Customer Q&A
FOR USE BY ASSOCIATES: Albertsons (and Super Saver) Rocky Mountain, Southwest, Northern California, and Florida regions; and Dallas Fort/Worth division
Customer Q&A:
1.	I heard that this store has been sold to a new company?

Yes, our parent company, Albertsons, has recently announced that [our division or insert banner] has entered into a definitive agreement to be sold to Cerberus, a New York-based private equity firm.

2.	Will they change the name of the store?

At this time, we have no reason to believe that the name will be changed.

3.	Will the store stay open?

The deal is still subject to approval, and it won’t close until later this year. At this time, we have no reason to believe that our store will be closed.

4.	Will there be any changes in your stores?

Cerberus is an outstanding company that invests in undervalued assets and helps them grow, and we expect that the change in ownership will be seamless to our customers.

5.	Will Cerberus lay people off?

The deal is still subject to approval, and it won’t close until later this year. The company has made no announcements of layoffs.

6.	Will they still carry the same products?

We expect the change in ownership will be seamless to our customers.
III. Employee Communications (Stores)
FOR USE BY DIVISION TEAMS & STORE DIRECTORS: Albertsons (and Super Saver) Rocky Mountain, Southwest, Northern California, and Florida regions; and Dallas Fort/Worth divisions
Talking Points:
•	As you have all heard by now, Albertsons announced this morning that the company has entered into a definitive agreement to sell our [division/region], along with the Albertsons Rocky Mountain, Southwest, Northern California, Florida regions; and the Dallas/Fort Worth division, [Omit your division] to an investment consortium led by Cerberus Capital Management, which also includes Kimco Realty, Schottenstein Realty, Klaff Realty and Lubert-Adler Partners.

•	I would like to point out that the agreement announced today is still subject to shareholder approval, as well as the customary regulatory approvals.

•	Now, let me tell you what I know about the company that would like to purchase our region’s operations.

•	Headquartered in New York City, Cerberus Capital Management, L.P. and its affiliated entities manage funds and accounts with capital in excess of $16 billion.

•	While we do not know yet what this consortium’s plans are for our [division/region], we do know that this firm traditionally looks for undervalued assets that it can acquire and help grow.

•	Given all of our hard work and commitment to serving our customers in this region... I believe that this announcement marks the beginning of a very exciting new chapter in our company’s history.

•	Our region, like the other regions that will be acquired by the Cerberus-led consortium, is in a unique position, in that we operate in some of the nation’s most competitive markets.

•	By becoming part of a private company that is skilled in strengthening undervalued assets... we expect to get the resources we need to improve and grow to better meet the needs of our customers. The outcome, we expect is that, we will be better positioned to compete in these very difficult market conditions.

•	While the agreement was announced this morning—it is important to understand that it is still subject to shareholder approval, and it must also receive the customary regulatory approvals. We expect the deal to close by mid-2006.

•	What that means is that we need to focus on running our business and our number one priority — which is taking care of our customers. In addition, we need to focus on achieving our fourth quarter targets, and making sure that we continue to deliver results.

•	Today, our region’s officers and directors will participate in a phone call with Larry Johnston and Howard Cohen, the gentleman who will lead the new business. I expect Mr. Cohen will have more to share about his plans for the future of our region, and we will share details as we receive them. Mr. Cohen is scheduled to tape a broadcast to the associates in our region this week.

•	Until then, I encourage you to keep your teams focused on running the business... take their questions and explain that we may not have all of the answers right away.

•	The company has also established the following channels of communications to answer any questions you may have during the transition, and will provide additional information as it becomes available:
•	Company Portal: Beginning next week, information regarding the transaction will be posted on the company’s Intranet as soon as it becomes available. A link to the “Get Connected” site will be found on the home page under the Company Links section. You will also be able to access the site by typing “Get Connected” into your Internet browser. The Get Connected site will be updated frequently with news, answers to frequently asked questions, and other information to help you through the transition.
Now, I can open it up for a few questions.
IV. Employee Q&A (Stores)
When will we know if the merger is definitely approved?
The transaction is subject to shareholder approval as well as the customary regulatory approvals. The transaction is expected to close by mid-2006.

Is there a chance that the deal won’t go through? If so, what could stop it?
Our Board recommends that the shareholders approve the transaction.
Will Cerberus keep the Albertsons/Super Saver banner names?
Cerberus has not detailed its plans for any changes in stores operations, including whether or not it will change the names of our banners. We will share that information as soon as it becomes available.
Does the buyer plan to keep all of the associates in the stores?
Again, we have not yet received any information from Cerberus on the future of our associates, but we promise to share that information with you as soon as it becomes available.
Does the buyer plan to keep all of the associates in the corporate/division offices, or will there be layoffs?
Again, we have not yet received any information from Cerberus on the future of our associates, but we promise to share that information with you as soon as it becomes available.
What is the timeline for the integration? When will changes be announced?
There will be little if any visible change to the business while the deal is still subject to shareholder approval. As I mentioned, the company expects the deal to close by mid-2006. And as soon as we receive more information about a transition schedule, we will share that with you.
How can we find out more about the buyer?
As we mentioned, our management teams will be speaking with the leader for Cerberus, and we will let you know more as we receive information.
Are there legal restrictions regarding what can and cannot be shared between ABS and the buyer during the transition period before the deal is approved?
Yes, there are restrictions about what can and cannot be shared, and our legal department has developed guidelines for us to abide by prior to shareholder and regulatory approval of the transaction. If you have specific questions about what information can and cannot be shared, please contact your supervisor.
Does this mean that there is no more Albertsons?

As detailed in this morning’s announcement, Albertsons entered into an agreement to sell the company to a consortium of three buyers: Cerberus, which has purchased Albertsons’ DFW, Northern California, Rocky Mountain, Florida, and Phoenix food store divisions; CVS, which has purchased the stand-alone drug division, and Supervalu, which has purchased the Albertsons Southern California and Northwest divisions, Acme, Shaw’s, Jewel-Osco divisions.
Albertsons will not exist as it does today, since assets are going to three different groups, and its stock will no longer be listed on the NYSE. As for the brand name, it will be up to SVU to determine whether to continue using the Albertsons brand.
HR/Benefits Questions:
ASRE, Pay to Stay, Stock options, Cobra plans, Severance details, vacation, education reimbursement, job openings...
The transaction is not expected to be complete until mid-2006. Once the deal is approved, Cerberus will be prepared to share with you all of the details of its benefits plans, including health care, vacation, and employment opportunities.
V. Employee Communication (Distribution Centers)
FOR USE BY DISTRIBUTION CENTERS: Albertsons (and Super Saver) Rocky Mountain, Southwest, Northern California, and Florida regions; and Dallas Fort/Worth divisions
Talking Points:
•	As you have all heard by now, Albertsons announced this morning that the company has entered into a definitive agreement to sell our [division/region], along with the Albertsons Rocky Mountain, Southwest, Northern California, Florida regions; and the Dallas/Fort Worth division, [Omit your division] to an investment consortium led by Cerberus Capital Management, which also includes Kimco Realty, Schottenstein Realty, Klaff Realty and Lubert-Adler Partners.

•	I would like to point out that the agreement announced today is still subject to shareholder approval, as well as the customary regulatory approvals.

•	Now, let me tell you what I know about the company that would like to purchase our region’s operations.

•	Headquartered in New York City, Cerberus Capital Management, L.P. and its affiliated entities manage funds and accounts with capital in excess of $16 billion.

•	While we do not know yet what this consortium’s plans are for our [division/region], we do know that this firm traditionally looks for undervalued assets that it can acquire and help grow.

•	Given all of our hard work and commitment to serving our stores in this region ... I believe that this announcement marks the beginning of a very exciting new chapter in our company’s history.

•	Our region, like the other regions that will be acquired by the Cerberus-led consortium, is in a unique position, in that we operate in some of the nation’s most competitive markets.

•	By becoming part of a private company that is skilled in strengthening undervalued assets... we expect to get the resources we need to improve and grow to better meet the needs of our customers. The outcome, we expect is that, we will be better positioned to compete in these very difficult market conditions.

•	While the agreement was announced this morning—it is important to understand that it is still subject to shareholder approval and it must also receive the customary regulatory approvals. We expect the deal to close by mid- 2006.

•	What that means is that we need to focus on running our business and our number one priority — which is supporting our stores so that we can take care of our customers. In addition, we need to focus on achieving our fourth quarter targets, and making sure that we continue to deliver results.

•	Today, our region’s officers and directors will participate in a phone call with Larry Johnston and Howard Cohen, the gentleman who will lead the new business. I expect Mr. Cohen will have more to share about his plans for the future of our region, and we will share details as we receive them.

•	Until then, I encourage you to keep your teams focused on running the business... take their questions and explain that we may not have all of the answers right away.

•	The company has also established the following channels of communications to answer any questions you may have during the transition, and will provide additional information as it becomes available:
•	Company Portal: Beginning next week, information regarding the transaction will be posted on the company’s Intranet as soon as it becomes available. A link to the “Get Connected” site will be found on the home page under the Company Links section. You will also be able to access the site by typing “Get Connected” into your Internet browser. The Get Connected site will be updated frequently with news, answers to frequently asked questions, and other information to help you through the transition.
•	Now, I can open it up for a few questions.
VI. Employee Q&A (Distribution Centers)

When will we know if the sale is definitely approved?
The transaction is subject to shareholder approval as well as the customary regulatory approvals. The transaction is expected to close by mid- 2006.
Is there a chance that the deal won’t go through? If so, what could stop it?
Our Board recommends that the shareholders approve the transaction.
Will Cerberus keep the Albertsons/Super Saver banner names?
Cerberus has not detailed its plans for any changes in stores operations, including whether or not it will change the names of our banners. We will share that information as soon as it becomes available.
Does the buyer plan to keep all of the associates in the stores and distribution centers?
Again, we have not yet received any information from Cerberus on the future of our associates, but we promise to share that information with you as soon as it becomes available.
Does the buyer plan to keep all of the associates in the corporate/division/DC offices, or will there be layoffs?
Again, we have not yet received any information from Cerberus on the future of our associates, but we promise to share that information with you as soon as it becomes available.
What is the timeline for the integration? When will changes be announced?
There will be little if any visible change to the business while the deal is still subject to shareholder approval. As I mentioned, the company expects the deal to close in mid-2006. And as soon as we receive more information about a transition schedule, we will share that with you.
How can we find out more about the buyer?
As we mentioned, our management teams will be speaking with the leader for Cerberus, and we will let you know more as we receive information.
Are there legal restrictions regarding what can and cannot be shared between ABS and the buyer during the transition period before the deal is approved?
Yes, there are restrictions about what can and cannot be shared, and our legal department has developed guidelines for us to abide by prior to shareholder and regulatory approval of the transaction. If you have specific questions about what information can and cannot be shared, please contact your supervisor.
Does this mean that there is no more Albertsons?
As detailed in this morning’s announcement, Albertsons entered into an agreement to sell the company to a consortium of three buyers: Cerberus, which has purchased Albertsons’ DFW, Northern California, Rocky Mountain, Florida, and Phoenix food store divisions; CVS, which has purchased the stand-alone drug division, and Supervalu, which has purchased the Albertsons Southern California and Northwest divisions, Acme, Shaw’s, Jewel-Osco divisions.
Albertsons will not exist as it does today, since assets are going to three different groups, and its stock will no longer be listed on the NYSE. As for the brand name, it will be up to SVU to determine whether to continue using the Albertsons brand.
HR/Benefits Questions:
ASRE, Pay to Stay, Stock options, Cobra plans, Severance details, vacation, education reimbursement, job openings...
The transaction is not expected to be complete until mid- 2006. Once the deal is approved, Cerberus will be prepared to share with you all of the details of its benefits plans, including health care, vacation, and employment opportunities.
CAUTIONARY STATEMENTS RELEVANT TO FORWARD-LOOKING INFORMATION FOR THE PURPOSE OF “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
Except for the historical and factual information contained herein, the matters set forth in this filing, including statements as to the expected benefits of the acquisition such as efficiencies, cost savings, market profile and financial strength, and the competitive ability and position of the combined company, and other statements identified by words such as “estimates,” “expects,” “projects,” “plans,” and similar expressions are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including required approvals by Albertson’s and SUPERVALU shareholders and regulatory agencies, the possibility that the anticipated benefits from the acquisition cannot be fully realized or may take longer to realize than expected, the possibility that costs or difficulties related to the integration of Albertson’s operations into SUPERVALU will be greater than expected, the impact of competition and other risk factors relating to our industry as detailed from time to time in each of SUPERVALU’s and Albertson’s reports filed with the SEC. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Unless legally required,

Albertson’s undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
ADDITIONAL INFORMATION
SUPERVALU and Albertsons will file a joint proxy statement/prospectus with the Securities and Exchange Commission (SEC). INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain the joint proxy statement/prospectus, as well as other filings containing information about SUPERVALU and Albertson’s, free of charge, at the website maintained by the SEC at www.sec.gov. Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, free of charge, by directing a request to SUPERVALU INC., 11840 Valley View Road, Eden Prairie, Minnesota, 55344, Attention: Corporate Secretary, or to Albertson’s, Inc., 250 East Parkcenter Boulevard, Boise, Idaho, 83706-3940, Attention: Corporate Secretary. The respective directors and executive officers of SUPERVALU and Albertson’s and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding SUPERVALU’s directors and executive officers is available in its proxy statement filed with the SEC by SUPERVALU on May 12, 2005, and information regarding Albertson’s directors and executive officers is available in its proxy statement filed with the SEC by Albertson’s on May 6, 2005. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.
Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.